UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 16, 2010 (March 16, 2010)

ANADARKO PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8968	76-0146568

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices including Zip Code)
(832) 636-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.
     In connection with the transactions contemplated by the Terms Agreement, dated as of March 9, 2010 (including the Underwriting Agreement (Standard Provisions) dated March 2010 incorporated therein by reference), among Anadarko Petroleum Corporation (the “Company”) and UBS Securities LLC, Goldman, Sachs & Co., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters, on March 16, 2010, the Company completed a public offering of $750 million aggregate principal amount of 6.200% Senior Notes due 2040 (the “Notes”).
     The Notes are governed by the terms of an Indenture, dated as of September 19, 2006, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly, The Bank of New York Trust Company, N.A.), as trustee, as supplemented by that certain First Supplemental Indenture, dated as of October 10, 2006, and that certain Second Supplemental Indenture, dated as of July 15, 2009. The Notes are senior unsecured obligations and rank equal in right of payment to all of the Company’s existing and future senior indebtedness that is not specifically subordinated to the Notes. The Company may redeem, at its option, all or part of the Notes at any time, at a make-whole redemption price plus accrued and unpaid interest to the date of redemption. The Company intends to use the net proceeds from the offering to fund a portion of the amount required to consummate its tender offers for up to $1 billion aggregate principal amount of its outstanding notes that it announced on March 9, 2010. The terms of the Notes are further described in the prospectus supplement of the Company dated March 9, 2010, together with the related prospectus dated August 14, 2009, as filed with the Securities and Exchange Commission under Rule 424(b)(5) of the Securities Act of 1933, as amended, on March 10, 2010.
     The Officers’ Certificate of the Company dated March 9, 2010 establishing the terms of the Notes and the form of the Notes are filed as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit
No.	Document
4.1	Officers’ Certificate of Anadarko Petroleum Corporation dated March 9, 2010 establishing the 6.200% Senior Notes due 2040.

4.2	Form of 6.200% Senior Notes due 2040.

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included as part of Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANADARKO PETROLEUM CORPORATION (Registrant)
Dated: March 16, 2010
	By:	/s/ Robert K. Reeves
Robert K. Reeves
Senior Vice President, General Counsel and Chief Administrative Officer

EXHIBIT INDEX

Exhibit
No.	Document
4.1	Officers’ Certificate of Anadarko Petroleum Corporation dated March 9, 2010 establishing the 6.200% Senior Notes due 2040.

4.2	Form of 6.200% Senior Notes due 2040.

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included as part of Exhibit 5.1).